UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 21, 2017

Central Index Key Number of the issuing entity: 0001723291

Wells Fargo Commercial Mortgage Trust 2017-C42

(Exact name of Issuing Entity)

Central Index Key Number of the depositor: 0000850779

Wells Fargo Commercial Mortgage Securities, Inc.

(Exact Name of Registrant as Specified in its Charter)

Central Index Key Number of the sponsor: 0000312070

Barclays Bank PLC

Central Index Key Number of the sponsor: 0001682523

Starwood Mortgage Funding II LLC

Central Index Key Number of the sponsor: 0000740906

Wells Fargo Bank, National Association

Central Index Key Number of the sponsor: 0001592182

Rialto Mortgage Finance, LLC

(Exact Names of the Sponsors as Specified in their Charters)

North Carolina	333-206677-21	56-1643598
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

301 South College Street, Charlotte, North Carolina	28288-1066
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (704) 374-6161

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K, dated and filed on December 21, 2017, with respect to Wells Fargo Commercial Mortgage Trust 2017-C42, as amended by that certain Form 8-K/A, dated and filed on February 7, 2018 (the “Form 8-K”). Due to a scrivener’s error, the agreement previously filed as Exhibit 99.13 to the Form 8-K was incorrect. The purpose of this amendment is to file the correct version of the agreement previously filed as Exhibit 99.13 to the Form 8-K.

Accordingly, Exhibit 99.13 of the Form 8-K is hereby amended and restated in its entirety by the corrected version of the agreement attached hereto as Exhibit 99.13.

No other changes have been made to the Form 8-K other than the change described above.

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Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits:

	1.1	Underwriting Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
	4.1	Pooling and Servicing Agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.1 to the Form 8-K and incorporated by reference herein.)

	5.1	Legality Opinion of Sidley Austin LLP, dated December 21, 2017. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
	8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 21, 2017 (included as part of Exhibit 5.1).
	23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
	36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
	99.1	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
	99.2	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Funding II LLC. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
	99.3	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
	99.4	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
	99.5	Pooling and Servicing Agreement, dated as of November 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trustee, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the GS Mortgage Securities Trust 2017-GS8, Commercial Mortgage Pass-Through Certificates, Series 2017-GS8. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)
	99.6	Pooling and Servicing Agreement, dated as of August 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2017-B1, Commercial Mortgage Pass-Through Certificates, Series 2017-B1. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

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99.7	Pooling and Servicing Agreement, dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2017-BNK9, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Pooling and Servicing Agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2017-C6, Commercial Mortgage Pass-Through Certificates, Series 2017-C6. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Co-Lender Agreement, dated as of November 20, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the One Ally Center Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of October 10, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the 16 Court Street Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Co-Lender Agreement, dated as of November 8, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the Logan Town Center Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of October 19, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, relating to the One Century Place Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.14	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial A-1(B-CP) Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder, relating to the Bass Pro & Cabela’s Portfolio Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)

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99.15	Co-Lender Agreement, dated as of November 8, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the 150 West Jefferson Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)
99.16	Agreement Between Note Holders, dated as of December 21, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Courtyard Los Angeles Sherman Oaks Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)
99.17	Agreement Between Note Holders, dated as of August 22, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Lakeside Shopping Center Whole Loan. (Filed as Exhibit 99.17 to the Form 8-K and incorporated by reference herein.)
99.18	Agreement Between Note Holders, dated as of November 17, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Laguna Cliffs Marriott Whole Loan. (Filed as Exhibit 99.18 to the Form 8-K and incorporated by reference herein.)
99.19	Co-Lender Agreement, dated as of December 5, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the One Cleveland Center Whole Loan. (Filed as Exhibit 99.19 to the Form 8-K and incorporated by reference herein.)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO COMMERCIAL MORTGAGE SECURITIES, INC.

By:	/s/ Anthony J. Sfarra
Name: Anthony J. Sfarra
Title: President

Dated:  April 13, 2018

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Exhibit Index

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., Wells Fargo Bank, National Association, Wells Fargo Securities, LLC, Barclays Capital Inc. and Academy Securities, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)
4.1	Pooling and Servicing Agreement, dated as of December 1, 2017, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.1 to the Form 8-K and incorporated by reference herein.)

5.1	Legality Opinion of Sidley Austin LLP, dated December 21, 2017. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)
8.1	Tax and Validity Opinion of Sidley Austin LLP, dated December 21, 2017 (included as part of Exhibit 5.1).
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1).
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 14, 2017. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)
99.1	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Barclays Bank PLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)
99.2	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Starwood Mortgage Funding II LLC. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)
99.3	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Wells Fargo Bank, National Association. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)
99.4	Mortgage Loan Purchase Agreement, dated as of December 12, 2017, between Wells Fargo Commercial Mortgage Securities, Inc. and Rialto Mortgage Finance, LLC. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)
99.5	Pooling and Servicing Agreement, dated as of November 1, 2017, between GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trustee, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the GS Mortgage Securities Trust 2017-GS8, Commercial Mortgage Pass-Through Certificates, Series 2017-GS8. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)

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99.6	Pooling and Servicing Agreement, dated as of August 1, 2017, between Citigroup Commercial Mortgage Securities Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee, relating to the issuance of the Citigroup Commercial Mortgage Trust 2017-B1, Commercial Mortgage Pass-Through Certificates, Series 2017-B1. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)
99.7	Pooling and Servicing Agreement, dated as of December 1, 2017, between Banc of America Merrill Lynch Commercial Mortgage Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the BANK 2017-BNK9, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK9. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)
99.8	Pooling and Servicing Agreement, dated as of December 1, 2017, between UBS Commercial Mortgage Securitization Corp., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, relating to the issuance of the UBS Commercial Mortgage Trust 2017-C6, Commercial Mortgage Pass-Through Certificates, Series 2017-C6. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)
99.9	Co-Lender Agreement, dated as of November 20, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the One Ally Center Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)
99.10	Agreement Between Note Holders, dated as of October 10, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder, relating to the 16 Court Street Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)
99.11	Co-Lender Agreement, dated as of November 8, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the Logan Town Center Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)
99.12	Agreement Between Note Holders, dated as of October 19, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder, relating to the One Century Place Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)
99.13	Agreement Between Note Holders, dated as of November 16, 2017, by and between Barclays Bank PLC, as Initial Note A-1 Holder, Barclays Bank PLC, as Initial Note A-2 Holder, Barclays Bank PLC, as Initial Note A-3 Holder, and Morgan Stanley Bank, N.A., as Initial Note A-4 Holder, relating to the Moffett Towers II – Building 2 Whole Loan.
99.14	Co-Lender Agreement, dated as of November 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1(A-CP) Holder, Initial Note A-1(A-NCP) Holder and Initial A-1(B-CP) Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and UBS AG, by and through its branch office at 1285 Avenue of the Americas, New York, New York, as Initial Note A-3(A-CP) Holder, Initial Note A-3(B-CP) Holder, Initial A-3(C-CP) Holder, Initial Note A-3(D-NCP) Holder, Initial Note A-3(E-NCP) Holder and Initial Note A-3(F-NCP) Holder, relating to the Bass Pro & Cabela’s Portfolio Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)

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99.15	Co-Lender Agreement, dated as of November 8, 2017, by and between Starwood Mortgage Capital LLC, as Initial Note A-1 Holder, and Starwood Mortgage Capital LLC, as Initial Note A-2 Holder, relating to the 150 West Jefferson Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)
99.16	Agreement Between Note Holders, dated as of December 21, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Courtyard Los Angeles Sherman Oaks Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)
99.17	Agreement Between Note Holders, dated as of August 22, 2017, by and between Morgan Stanley Bank, N.A., as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, and Barclays Bank PLC, as Initial Note A-3 Holder, relating to the Lakeside Shopping Center Whole Loan. (Filed as Exhibit 99.17 to the Form 8-K and incorporated by reference herein.)
99.18	Agreement Between Note Holders, dated as of November 17, 2017, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder, relating to the Laguna Cliffs Marriott Whole Loan. (Filed as Exhibit 99.18 to the Form 8-K and incorporated by reference herein.)
99.19	Co-Lender Agreement, dated as of December 5, 2017, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, and Rialto Mortgage Finance, LLC, as Note A-2 Holder, relating to the One Cleveland Center Whole Loan. (Filed as Exhibit 99.19 to the Form 8-K and incorporated by reference herein.)

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